C1027
CREF MDO-Cash
                        College Retirement Equities Fund
                     730 Third Avenue, New York, N.Y. 10017
                             Telephone: 800-842-2733

                    Minimum Distribution Annuity Certificate

                                                      Date of First
                          Certificate                Annual Payment              Calculation           Date of Birth
                            Number                     Mo. Day Yr.                 Method               Mo. Day Yr.
                           DA00000-0                  12  01  1991

             Payee        DOE, JOHN J                                                 R                04  01  1920

       Calculation         DOE, MARY                                                  R                04  01  1923
       Beneficiary

      This Certificate states that you, as the owner ("Payee") of this certificate, are entitled to share in the benefits of COLLEGE RETIREMENT EQUITIES FUND ("CREF" or "Fund").

      This page refers briefly to some of the features of your certificate. The next pages set forth in detail the rights and obligations of both CREF and you under the certificate. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                               GENERAL DESCRIPTION

      This certificate will provide Annual Payments to you. The Annual Payments will vary each year in accordance with the procedure described in Part C. Annual Payments will continue until the year in which the Life Expectancy, as defined in Part C, is less than or equal to one year, when your remaining Accumulation will be paid to you in one sum.
      Your life expectancy and the life expectancy of your Calculation Beneficiary, if any, as shown above, will be used in the calculation of the Initial and Annual Payments. If your Calculation Beneficiary dies while you are receiving Annual Payments, you must notify us so that the calculation may be changed as necessary to comply with Federal tax law.
      If you die before the entire Accumulation is paid out, your remaining Accumulation will provide a benefit for your Beneficiary under one of the methods described in your certificate.
      Any Considerations for this certificate must be transferred directly from another CREF certificate. Each consideration paid to CREF purchases a number of Accumulation Units representing your share in CREF. Before you attain age 90, you may, to the extent permitted by Federal tax law, convert these into a lifetime income of Annuity Units.
      Once each year we will report to you on the then current value of your remaining Accumulation Units. You may choose to withdraw all or part of the current value of your remaining Accumulation Units. You, or your Beneficiary at your death, may have CREF pay the value of some or all of your remaining
Accumulation Units to Teachers Insurance and Annuity Association of America ("TIAA") for the purchase of a fixed dollar pay-out annuity contract, as explained in your certificate.



INDEX ON NEXT PAGE                                                      Ed. 1-93


                                                             /s/John H. Biggs
                                                                -------------
                                                               Chairman and
                                                         Chief Executive Officer


       THIS CERTIFICATE CANNOT BE ASSIGNED NOR DOES IT PROVIDE FOR LOANS. THIS CERTIFICATE DOES NOT GUARANTEE ANY FIXED DOLLAR AMOUNT OF BENEFITS.

                                                       Section
Accounts
    Definition ..............................................1
Accumulation
    Definition ..............................................3
Accumulation Units
    Definition ..............................................2
    Number of ...............................................4
Annual Payments ............................................24
    Allocation Among Accounts ..............................31
    Amount of ..............................................25
    Calculation Beneficiary ................................10
    Calculation Method .....................................28
    Change of Calculation Beneficiary ......................29
    Definition ..............................................5
    Excluded Amount ........................................26
    Initial Payment ........................................30
    Life Expectancy ........................................27
Annuity Benefit ............................................35
    Annuity Unit ............................................6
    Benefits Based on Incorrect Data .......................37
    Number of Annuity Units ................................36
    Single Life Unit-Annuity ...............................17
    Survivor Unit-Annuity ..................................19
    Unit-Annuity ............................................7
Assignment
    Void and of No Effect ..................................44
Business Day ................................................9
Certificate
    Changes of .............................................22
Claims of Creditors
    Protection Against .....................................46
Commuted Value
    Definition .............................................11
Compliance with Laws and Regulations .......................53
Considerations .............................................23



                                                       Section

Correspondence .............................................54
Death Benefit
    Beneficiary .............................................8
    Change of Beneficiary ..................................34
    Definition .............................................12
    Methods of Payment .....................................33
    Payment of .............................................32
Elections and Changes
    Procedure ..............................................47
ERISA
    Definition .............................................13
IRC
    Definition .............................................14
Loans
    No Provision for .......................................45
Lump-sum Benefit ...........................................39
    Definition..............................................15
Ownership of certificate ...................................43
Payment to an Estate, Guardian, Trustee, etc. ..............48
Proof of Survival...........................................50
Report of Accumulation .....................................42
Right to Amend .............................................51
Right to Split Your Certificate ............................52
Rules of the Fund
    Definition .............................................16
Service of Process upon CREF................................49
Spouse's Rights ............................................40
    Definition .............................................18
    Waiver of ..............................................41
Transfer....................................................38
    Definition .............................................20
Valuation Day
    Definition .............................................21

                        COLLEGE RETIREMENT EQUITIES FUND

                             BENEFICIARY DESIGNATION



                              PRIMARY BENEFICIARIES

                NAME           DATE OF BIRTH    RELATIONSHIP TO PARTICIPANT
[*            Mary Doe          04 01 1923               wife   ]



                                       CONTINGENT BENEFICIARIES

                NAME           DATE OF BIRTH      RELATIONSHIP TO PARTICIPANT
[             Jane Doe          06 23 1946                daughter ]




























[ * Calculation Beneficiary ]

                       PART A: TERMS USED IN THIS CONTRACT


1. Accounts. CREF maintains the following four investment Accounts, each with its own distinct investment portfolio:

     The CREF Stock Account maintains a broadly diversified portfolio consisting primarily of common stocks.

     The CREF Money Market Account maintains a portfolio consisting primarily of short-term debt securities.

     The CREF Bond Market Account maintains a portfolio consisting primarily of investment grade bonds.

     The CREF Social Choice Account maintains a portfolio consisting primarily of common stocks, investment grade bonds, and short-term debt securities.

In the future, CREF may establish other Accounts with other investment portfolios.
     CREF may delete the CREF Bond Market Account, the CREF Social Choice Account, and any future Account. As of the date of such deletion, CREF will transfer your Accumulation Units, if any, in such Account, to the CREF Money Market Account unless you notify CREF otherwise.

2. Accumulation Units. Each CREF Account maintains a separate Accumulation Unit value. The value of each Accumulation Unit will change from time to time to reflect the CREF Account's investment experience, and will be determined in accordance with the Rules of the Fund.

3. Your Accumulation is the sum of the value of all of your Accumulation Units in all of the Accounts under this Certificate. It will provide the benefits described in this certificate.

4. Number of Accumulation Units. The number of your Accumulation Units at issue and the Accounts under your Certificate in which they participate are shown on Page 3. The number of your Accumulation Units in any Account under your Certificate will be increased by:
     A) any Considerations paid to that Account under your Certificate;
     B) any Transfers to that Account under your Certificate from another CREF Account; and reduced by:
     C) any Initial and Annual Payments paid from that Account;
     D) any application of Accumulation Units from that Account to provide a Unit-Annuity; E) any Lump-sum Benefits paid from that Account; and F) any Transfers from that Account to TIAA, another CREF account, or another funding vehicle.

5. The Annual Payment is the amount payable to you each December 1 as described in Part C.

6. An Annuity Unit is the unit of payment for all Unit-Annuity benefits. The CREF Stock and CREF Money Market Accounts maintain separate Annuity Units. All CREF Unit-Annuity Income Options and Methods of Payment of the Death Benefit are available from the CREF Stock Account and the CREF Money Market Account. The current value of an Annuity Unit will change from time to time to reflect changes in CREF's investment, mortality, and expense experience. The dollar value of any Unit-Annuity payment will be the product of the number of Annuity Units to be paid and the then current value of an Annuity Unit.

7. A Unit-Annuity is a series of payments of the then current value of a fixed number of Annuity Units. The number of Annuity Units to be paid and their then current value will be determined in accordance with the Rules of the Fund using actuarial methods. A Unit-Annuity Benefit may be elected subject to the restrictions described in Part E.

8. The Beneficiary is the person you name to receive any payments remaining due at your death. The primary and contingent beneficiaries are named on Page 5.

9. A Business Day is any day that the New York Stock Exchange is open for trading. A Business Day ends at 4:00 p.m. New York time, or, if earlier, the time trading on the New York Stock Exchange closes for that day.

10. Calculation Beneficiary. The life expectancy of a Calculation Beneficiary may be used in the calculation of the Annual Payment. If you have selected a Calculation Beneficiary, that person is named on Page 3.

11. Commuted Value. The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments. The Commuted Value of a series of payments of Annuity Units is computed in accordance with the Rules of the Fund, in which it is referred to as the Present Value.

12. The Death Benefit is the current value of your Accumulation Units. It will be used to pay your Beneficiary an income under one of the methods set forth in Part D.

13. ERISA is the Employee Retirement Income Security Act of 1974, as amended.

14. The IRC is the Internal Revenue Code of 1986, as amended.

15. Lump-sum Benefit. You may choose to receive a Lump-sum Benefit from some or all of a specified Account's Accumulation Units. The provisions concerning this benefit are detailed in Part G.

16. The Rules of the Fund govern all matters affecting the interest of anyone in the Fund to the extent such matters are not specifically provided in this certificate. The Board of Trustees of CREF may amend the Rules of the Fund from time to time. Amendments to such Rules are effective only when approved by the Superintendent of Insurance of New York as not being unfair, unjust, inequitable or prejudicial to the interest of anyone in the Fund. A copy of the Rules of the Fund was furnished to you when this certificate was issued; you will be notified of all amendments to such Rules.

17. A Single Life Unit-Annuity provides a payment to you each month for as long as you live. Subject to applicable restrictions, you may choose a guaranteed period of 10, 15 or 20 years, or no guaranteed period. If you die before the end of a chosen guaranteed period, the monthly payments will continue to the end of that period. Once payments have begun under this option no change may be made. A Single Life Unit-Annuity may be available to you as described in Part E.

18. Spouse's Rights. If your Accumulation is subject to ERISA, your spouse may have rights to a Survivor Retirement Benefit, as explained in Part H. Your spouse's right to these benefits may limit your choice of Unit-Annuity Benefit, Beneficiary, Lump-sum Benefit, or Transfer.

19. A Survivor Unit-Annuity provides a payment to you each month for as long as you live, and will be continued to your Calculation Beneficiary for his or her life if he or she survives you. Payments after the death of you or your Calculation Beneficiary may be reduced in accordance with the annuity option you choose. Subject to applicable restrictions, you may choose a guaranteed period of 10, 15 or 20 years, or no guaranteed period. If you and your Calculation Beneficiary die before the end of a chosen guaranteed period, the monthly payments will continue to the end of that period. Once payments have begun under this option no change may be made. A Survivor Unit-Annuity may be available to you as described in Part E.

20. A Transfer is the use of the value of some or all of your Accumulation Units to purchase fixed-dollar benefits under a TIAA pay-out annuity contract, Accumulation Units in another CREF Account, or benefits through another Funding Vehicle not offered by TIAA or CREF. The conditions applying to Transfers are set forth in Part F.

21. A Valuation Day is a day on which the dollar values of the Accumulation Units in the CREF Accounts are established. The procedure for determining Valuation Days is contained in the Rules of the Fund.


                     PART B: CERTIFICATE AND CONSIDERATIONS


22. The Certificate. We have issued this certificate in return for your completed application and the consideration as stated on Page 3. Any endorsement or amendment of this certificate, or waiver of any of its provisions will be valid only if in writing and signed by an Executive Officer or Registrar of CREF. All considerations and benefits are payable at CREF's home office in New York, NY.

23. Considerations are all amounts paid to purchase benefits under this contract. Any Considerations for this certificate must be transferred directly from a CREF Supplemental Retirement Unit-Annuity Certificate or CREF Group Supplemental Retirement Unit-Annuity Certificate. CREF will accept Considerations any time while this certificate is in force.

                           PART C: YOUR ANNUAL PAYMENT


24. Annual Payments will be made to you each December, beginning as of the Date of First Annual Payment if you are then alive. Annual payments will continue to you until the year in which the Life Expectancy is less than or equal to one year, when your Annual Payment will include your remaining Accumulation. No further payments will be made to you after the Annual Payment in the year in which the Life Expectancy is less than or equal to one.

25. Amount of Annual Payments. The amount of the payment to be made each December will be the Accumulation as of the previous December 31, less the Excluded Amount, all divided by the Life Expectancy as of the current year. The Annual Payment may be adjusted if additional Considerations have been paid or amounts have been withdrawn during the current calendar year. In no case will the Annual Payment exceed your total Accumulation as of the date the payment is made. If the calculated value is less than $25, the Annual Payment will be $25, or if less, your total Accumulation.

26. The Excluded Amount is that portion of the Accumulation that will not be included in the calculation of the Annual Payment. The initial Excluded Amount is shown on Page 3. The Excluded Amount will be adjusted if any Lump-sum Benefits or Transfers are paid, and if any Considerations after the Initial Consideration are received. The Excluded Amount may be reduced at your request, or if required by Federal tax law, and will be reduced to zero upon your attainment of age 75.

27. The Life Expectancy as of any year will be calculated in accordance with IRC
Section 401(a)(9) and the regulations issued thereunder.
     If your Calculation Beneficiary dies while you are receiving Annual Payments, you must notify us so that the calculation may be changed as necessary to comply with Federal tax law.

28. The Calculation Method shown on Page 3 will determine how the Life Expectancy is calculated. Use of the Recalculation Method for an individual indicates that the Life Expectancy, with respect to that individual, will be recalculated each year. Use of the Straight-line Method for an individual indicates that the Life Expectancy, with respect to that individual, will be calculated at the Date of Issue, and reduced by one for each calendar year that has elapsed since that date.

29. Change of Calculation Beneficiary. If you have selected a Calculation Beneficiary, that person is named on Page 3. Your right to change the Calculation Beneficiary may be limited by Federal tax law. If you change a primary Beneficiary after the Date of Issue, or if you have more than one primary Beneficiary, the Calculation Beneficiary, if any, may have to be changed to comply with Federal tax law.

30. An Initial Payment may be made to you as of the Date of Issue if necessary to meet the requirements of IRC Section 401(a)(9). The amount of any Initial Payment is shown on Page 3. If an Initial Payment is made, the first Annual Payment will be reduced by the amount of the Initial Payment divided by the Life Expectancy as of the year of the first Annual Payment.

31. Allocation Among Accounts. Your Accumulation will be reduced by the amount of each Annual Payment. You may tell us how to allocate the reduction among the Accounts under your Certificate. You may reduce your Accumulation Units in an Account by any whole number percentage of the Annual Payment. You may change your allocation from time to time, as explained in Section 47. If we do not have a valid allocation, or if the value of your Accumulation Units in any Account under your Certificate is not sufficient to cover the allocated portion of the Annual Payment, your Accumulation Units in the Accounts under your Certificate will be reduced in proportion to their share of your total Accumulation.


                              PART D: DEATH BENEFIT


32. Payment of the Death Benefit. If you die before the entire Accumulation is paid out, CREF will pay the Death Benefit to your Beneficiary under one of the Methods of Payment set forth in Section 33. You may choose the Method during your lifetime as explained in Section 47. If you do not so choose, your Beneficiary will make the choice when he or she becomes entitled to payments. You may change the Method at any time before payments begin. After your death, your Beneficiary may change the Method chosen by you, if you so provide.

33. Methods of Payment. The Death Benefit will be paid to your Beneficiary as follows:
     A) your Accumulation may be paid in one sum;
     B) your Accumulation may be applied to a Unit-Annuity, as described in Part E; or
     C) if a surviving Beneficiary is the Calculation Beneficiary, Annual Payments may be continued under a new Minimum Distribution Annuity Certificate.

34. The Beneficiary is the person you name to receive any payments remaining due at your death. Different classes of beneficiaries, such as primary (first) and contingent (secondary), may be designated. These classes set the order of payment. If a class contains more than one person, any payments remaining due at your death will be paid to the then living persons in a class in equal shares, unless provided otherwise. For example, if you die before the entire
Accumulation is paid out with your spouse having been named as primary beneficiary and "my children" as equal contingent beneficiaries, your spouse would receive any payments remaining due upon surviving you. But if your spouse did not survive you, then your surviving children would receive equal shares of any payments remaining due.
     The terms "children" or "my children" may be used to name a class of beneficiaries, either primary or contingent. Unless otherwise specified, these terms will mean all children born of your marriage or marriages and any children legally adopted by you. The term "children" also has the same inclusive meaning when used to name as beneficiaries the children of your spouse, your brother or your sister.

     If you name your estate as beneficiary, or if none of the beneficiaries you have named is alive at the time of your death, the Death Benefit will be paid to your estate in one sum.
     If you die never having named a beneficiary, your estate and your surviving spouse become the beneficiaries as follows:
     A) if you leave no surviving spouse, the Death Benefit will be paid to your estate in one sum; B) if you leave a surviving spouse, your spouse will receive one-half of your Accumulation in one sum, and your estate will receive one-half of your Accumulation in one sum.

     You may change your Beneficiary or add or delete Beneficiaries, unless otherwise specified on Page 5, by written notice to CREF as explained in Section
47. Any change in Beneficiary is subject to the rights of your spouse, if any, as described in Part H. Any change in a primary Beneficiary may require a change in the Calculation Beneficiary, if any, to comply with Federal tax law.


                          PART E: UNIT-ANNUITY BENEFIT


35. Choosing an Annuity. You or your surviving Beneficiary may apply your Accumulation to purchase a Unit-Annuity for a Fixed Period of no less than five years, nor more than the lesser of 30 years or the Life Expectancy. If you or your surviving Calculation Beneficiary are under the Recalculation Method and have not yet attained age 90, you may alternatively choose a Single Life
Unit-Annuity with or without a Guaranteed Period. If you and your surviving Calculation Beneficiary are both under the Recalculation Method and have not yet attained age 90, you may alternatively choose any Survivor Unit-Annuity then being offered by CREF, with or without a Guaranteed Period.
     No guaranteed or fixed period can extend beyond the Life Expectancy, as calculated in the calendar year in which you begin Annuity Payments. The choice of any annuity is subject to Federal tax law limitations.
     If your Accumulation is subject to ERISA, then your choice of an annuity is subject to the right of your spouse, if any, to benefits as explained in Part H.

36. The Number of Annuity Units in each Account under your pay-out certificate will be determined in accordance with the Rules of the Fund as of the date annuity payments start by:
     A) the value of your Accumulation Units in that Account under your Certificate at that time; B) the form of annuity chosen; C) if you choose a lifetime Unit-Annuity, your age, and the age of your Second Participant, if any; and D) the value of that Account's Annuity Unit at that time.

If your initial Unit-Annuity payment would be less than $25 a month, CREF will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $25 or more and the shortest interval between payments.

37. Benefits Based on Incorrect Data. If the amount of Annuity Benefits is determined by data as to a person's age or any other factor that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, adjustments will be made in accordance with the Rules of the Fund.

                                PART F: TRANSFERS


38. You may Transfer some or all of your Accumulation Units from a CREF Account under your Certificate (a) to purchase Accumulation Units in one of the other CREF Accounts under your Certificate, (b) to purchase a fixed dollar TIAA pay-out annuity contract, or (c) to a Funding Vehicle not offered by CREF or TIAA.

     If your Contract qualifies under IRC Section 403(b), then a tax-free Transfer may be made only to a Funding Vehicle established under IRC Section 403(b).
     If your Accumulation is subject to ERISA, your right to Transfer to some Funding Vehicles may be subject to the rights of your spouse, if any, as described in Part H.

     If you choose to Transfer, we will pay your Accumulation, or any part thereof not less than $1,000. All values will be determined as of the end of the Business Day in which CREF has received, in a form acceptable to CREF:
     A) your request for a Transfer; and
     B) when required by law, if your Accumulation is subject to the ERISA requirements described in Part H, a Waiver of Spouse's Rights or proof that you are not married.
You may choose to defer the effective date of the Transfer until the last day of any month following the date on which we receive the above requirements, and all values will be determined as of the end of such effective date. The request for a Transfer cannot be revoked after the effective date of such Transfer.
     If you Transfer to a TIAA pay-out annuity, you will have the same rights under the TIAA contract as any person then being issued a similar contract.
     If all of your Accumulation Units under your Certificate are withdrawn as a Transfer, all obligations of CREF to you under the contract are fulfilled.
     CREF may limit Transfers to not more than twice in any calendar year.


                            PART G: LUMP-SUM BENEFIT


39. Lump-sum Benefit. You may choose to receive a Lump-sum Benefit from some or all of a specified Account's Accumulation Units. Any choice of Lump-sum Benefit must be made by written notice to CREF as explained in Section 47.
     If your Accumulation is subject to ERISA, your right to receive a Lump-sum Benefit is subject to the rights of your spouse, if any, as described in Part H. All values will be determined as of the end of the Business Day in which CREF has received, in a form acceptable to CREF:
     A) your request for a Lump-sum Benefit; and
     B) if your Accumulation is subject to the ERISA requirements described in Part H, a Waiver of Spouse's Rights or proof that you are not married.
You may choose to defer the effective date of the Lump-sum Benefit until the last day of any month following the date on which we receive the above requirements, and all values will be determined as of the end of such effective date. The request for a Lump-sum Benefit cannot be revoked after the effective date of such Lump-sum Benefit.
     If all of your Accumulation Units under your Certificate are withdrawn as a Lump-sum Benefit, all obligations of CREF to you under this Certificate are fulfilled.


                       PART H: SPOUSE'S RIGHTS TO BENEFITS


40. Spouse's Right to Benefits. If A) you are married on the date you elect an Annuity or Lump-sum Benefit, or on the date you request a change in Beneficiary, and
     B) all or part of your Accumulation is attributable to contributions made under a retirement plan or tax deferred annuity plan subject to ERISA, and
     C) a plan contribution has been paid on your behalf after August 22, 1984, then, only to the extent required by the IRC or ERISA, your rights to choose a Unit-Annuity Benefit, change a Beneficiary for the Death Benefit, or receive a Lump-sum Benefit are restricted by the right of your spouse to a Survivor Retirement Benefit. Transfers to some Funding Vehicles may also be restricted under this section.

     Your spouse may consent to a waiver of his or her rights to this benefit, as explained in Section 41.

41. Waiver of Spouse's Rights. Your spouse must consent to a waiver of his or her right to survivor benefits before you can choose:
     A) a Unit-Annuity Benefit other than a Survivor Unit-Annuity with your spouse as Second Participant;
     B) Beneficiaries who are not your spouse for more than half of the Death Benefit;
     C) a Lump-sum  Benefit;  or
     D) to the extent required by law, a Transfer.
     In order to waive the right to a Survivor Retirement Benefit we must receive, in form satisfactory to CREF, your spouse's written consent, or verification that your spouse cannot be located. A waiver of rights with respect to a Unit-Annuity or Lump-sum Benefit may be made by you and consented to by your spouse no earlier than 90 days before the date you elect the Benefit.
     Verification of your marital status may be required, in a form satisfactory to CREF, for purposes of establishing your spouse's right to benefits or a waiver of these rights. You may revoke a waiver of your spouse's rights to benefits at any time during your lifetime. Your spouse may not revoke a consent after the consent has been given.


                           PART I: GENERAL PROVISIONS


42. Report of Accumulation. Once each year we will mail you a report for the year just ended. It will show the value of your Accumulation as of the end of the year.

43. Ownership of certificate. You own this certificate. During your lifetime, you may, to the extent permitted by law, exercise every right given by it.

44. No Assignment. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

45. No Loans. This certificate does not provide for loans.

46. Protection Against Claims of Creditors. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law. This protection is contained in the statute of the State of New York establishing CREF.

47. Procedure for Elections and Changes. An election or change may be made, in accordance with the terms of your contract, by written notice satisfactory to CREF. No such notice will take effect unless it is received by CREF at its home office in New York, NY. When notice of a change in Beneficiary or person named to receive payments remaining due is received, it will take effect as of the date it was signed, whether or not the signer is living at the time we receive it. When any other notice is received, it will take effect as of the date it is received.
     Any action taken by CREF in good faith before receiving the notice will not subject CREF to liability even though our acts were contrary to what was stated in the notice.

48. Payment to an Estate, Guardian, Trustee, etc. CREF may pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the acts or neglects of any executor, trustee, guardian, or other third party to whom payment is made.

49. Service of Process upon CREF. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States, Puerto Rico, or Canada, provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the state, district, territory, or province in which the action or suit is brought. This Section does not waive any of our rights, including the right to remove such action or suit to another court.

50. Proof of Survival. CREF may require satisfactory proof that anyone named to receive benefits, or anyone whose life expectancy is used in the calculation of benefits under the terms of your certificate is alive on the date any payment is due. If this proof is not received after requested in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a Survivor Unit-Annuity Option CREF has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment has been recovered.

51. Right to Amend. CREF reserves the right to:
     A) apply the provisions of this certificate in a manner which CREF believes is consistent with Federal tax law; and B) amend this certificate if necessary to comply with Federal tax law.
When required by law, CREF will obtain the approval of any appropriate regulatory authority.

52. CREF's Right to Split Your Certificate. If your right to a Lump-sum Benefit, a Unit-Annuity for a Fixed Period, or a Transfer does not apply uniformly to all your Accumulation Units, CREF may split your certificate into two or more CREF certificates. A Lump-sum Benefit, a Unit-Annuity for a Fixed Period, and certain Transfers may not be available to you until CREF has split your certificate.

53. Compliance with Laws and Regulations. CREF will administer this certificate to comply with all laws and regulations pertaining to the terms and conditions of this certificate. If, as of the Date of Issue, this certificate conflicts with any applicable State law or regulation, such State law or regulation will prevail.
     The choice of Unit-Annuity Benefit, Lump-sum Benefit, Method of Payment of the Death Benefit, Beneficiary, or Second Participant as set forth in the certificate is subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

54. Correspondence. No notice, application, or form will be deemed to be received by us unless it is received at our home office in New York, NY. All benefits are payable at our home office in New York, NY. Any questions about this certificate or inquiries about our service should be directed to us at our address:
                                      CREF
                                730 Third Avenue
                               New York, NY 10017

                    MINIMUM DISTRIBUTION ANNUITY CERTIFICATE

                                                      Date of First
                          Certificate                Annual Payment              Calculation           Date of Birth
                            Number                  Mo.    Day    Yr.              Method               Mo. Day Yr.
                           DA00000-0                12    01    1991

             Payee        DOE, JOHN J                                                 R                04  01  1920

       Calculation         DOE, MARY                                                  R                04  01  1923
       Beneficiary


      This Certificate states that you, as the owner ("Payee") of this certificate, are entitled to share in the benefits of COLLEGE RETIREMENT EQUITIES FUND ("CREF" or "Fund").
      This page refers briefly to some of the features of your certificate. The next pages set forth in detail the rights and obligations of both CREF and you under the certificate. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                               GENERAL DESCRIPTION

      This certificate will provide Annual Payments to you. The Annual Payments will vary each year in accordance with the procedure described in Part C. Annual Payments will continue until the year in which the Life Expectancy, as defined in Part C, is less than or equal to one year, when your remaining Accumulation will be paid to you in one sum.

      Your life expectancy and the life expectancy of your Calculation Beneficiary, if any, as shown above, will be used in the calculation of the Initial and Annual Payments. If your Calculation Beneficiary dies while you are receiving Annual Payments, you must notify us so that the calculation may be changed as necessary to comply with Federal tax law.

      If you die before the entire Accumulation is paid out, your remaining Accumulation will provide a benefit for your Beneficiary under one of the methods described in your certificate.

      Any Considerations for this certificate must be transferred directly from another CREF certificate. Each consideration paid to CREF purchases a number of Accumulation Units representing your share in CREF. Before you attain age 90, you may, to the extent permitted by Federal tax law, convert these into a lifetime income of Annuity Units.

      Once each year we will report to you on the then current value of your remaining Accumulation Units.

       You may also be permitted to choose a Lump-sum Benefit payment after Termination of Employment, in accordance with the Rules of the Fund.

      You, or your Beneficiary at your death, may have CREF pay the value of some or all of your remaining Accumulation Units to Teachers Insurance and Annuity Association of America ("TIAA") for the purchase of a fixed dollar pay-out annuity contract, as explained in your certificate.

      You may also have CREF pay the value of some or all of your remaining Accumulation Units to other Funding Vehicles offered under your Employer's Retirement Plan.




                                                              Chairman and
                                                         Chief Executive Officer


       THIS CERTIFICATE CANNOT BE ASSIGNED NOR DOES IT PROVIDE FOR LOANS. THIS CERTIFICATE DOES NOT GUARANTEE ANY FIXED DOLLAR AMOUNT OF BENEFITS.

                                                       Section
Accounts
    Definition ..............................................1
Accumulation
    Definition ..............................................3
Accumulation Units
    Definition ..............................................2
    Number of ...............................................4
Annual Payments ............................................28
    Allocation Among Accounts ..............................35
    Amount of ..............................................29
    Calculation Beneficiary ................................10
    Calculation Method .....................................32
    Change of Calculation
         Beneficiary .......................................33
    Definition ..............................................5
    Excluded Amount ........................................30
    Initial Payment ........................................34
    Life Expectancy ........................................31
Annuity Benefit ............................................39
    Annuity Unit ............................................6
    Benefits Based on Incorrect Data .......................41
    Number of Annuity Units ................................40
    Single Life Unit-Annuity ...............................20
    Survivor Unit- Annuity .................................22
    Unit-Annuity ............................................7
Assignment
    Void and of No Effect ..................................48
Business Day ................................................9
Certificate
    Changes of .............................................26
Claims of Creditors
    Protection Against .....................................50
Commuted Value
    Definition .............................................11
Compliance with Laws and Regulations .......................57
Considerations .............................................27
Correspondence .............................................58


                                                       Section

Death Benefit
    Beneficiary .............................................8
    Change of Beneficiary ..................................38
    Definition .............................................12
    Methods of Payment .....................................37
    Payment of .............................................36
Elections and Changes
    Procedure ..............................................51
Employer
    Definition .............................................13
ERISA
    Definition .............................................14
Funding Vehicle
    Definition .............................................15
IRC
    Definition .............................................16
Loans
    No Provision for .......................................49
Lump-sum Benefit ...........................................43
    Definition .............................................17
Ownership of certificate ...................................47
Payment to an Estate, Guardian, Trustee, etc. ..............52
Proof of Survival ..........................................54
Report of Accumulation .....................................46
Retirement Plan
    Definition..............................................18
Right to Amend .............................................55
Right to Split Your Certificate ............................56
Rules of the Fund
    Definition .............................................19
Service of Process upon CREF ...............................53
Spouse's Rights ............................................44
    Definition .............................................21
    Waiver of ..............................................45
Termination of Employment ..................................23
Transfer ...................................................42
    Definition .............................................24
Valuation Day
    Definition .............................................25

                                          COLLEGE RETIREMENT EQUITIES FUND

                                                        Date of First                                    Date
                               Certificate                 Annual                  Calculation            of
                                 Number                    Payment                  Method  *            Birth

                                DA00000-0               12  01  1991

       Payee                   DOE, John J                                              R            04  01  1920

       Calculation             DOE, Mary                                                R            04  01  1923
       Beneficiary

                              Date of Issue                                      Social Security
                                  Issue                                              Number
                           [        04/01/1991                                  999-99-9999    ]


INITIAL CONSIDERATION.

THIS CERTIFICATE IS ISSUED IN EXCHANGE FOR APPLYING PROCEEDS OF [ $10,000.00 ] FROM CERTIFICATE NUMBER [ P000000-0 ] TO THIS CERTIFICATE.

THE INITIAL CONSIDERATION FOR THIS CERTIFICATE HAS BEEN DELIVERED AT CREF'S HOME OFFICE IN NEW YORK, NEW YORK.

THE INITIAL CONSIDERATION HAS BEEN APPLIED TO PURCHASE THE FOLLOWING ACCUMULATION UNITS:

                               ACCUMULATION
                              UNITS AT ISSUE

STOCK ACCOUNT:                   100.000
MONEY MARKET ACCOUNT:            100.000
SOCIAL CHOICE ACCOUNT:           100.000
BOND ACCOUNT:                    100.000
GLOBAL EQUITIES ACCOUNT:         100.000
GROWTH ACCOUNT:                  100.000
EQUITY INDEX ACCOUNT:            100.000

INITIAL PAYMENT.
THE INITIAL PAYMENT IS $500.

INITIAL EXCLUDED AMOUNT.
THE INITIAL EXCLUDED AMOUNT IS [ $6,500.00 ]

*  R = RECALCULATION METHOD
   Y = STRAIGHT-LINE METHOD

                        COLLEGE RETIREMENT EQUITIES FUND


                             BENEFICIARY DESIGNATION


                              PRIMARY BENEFICIARIES

        NAME           DATE OF BIRTH                RELATIONSHIP TO PARTICIPANT
  [  *  Mary Doe        04 01 1923                            wife ]



                               CONTINGENT BENEFICIARIES

        NAME           DATE OF BIRTH                RELATIONSHIP TO PARTICIPANT
   [    Jane Doe        06 23 1946                          daughter ]





























[ * Calculation Beneficiary ]

                       PART A: TERMS USED IN THIS CONTRACT

1. Accounts. CREF maintains the following four investment Accounts,each with its own distinct investment portfolio:

      The  CREF  Stock  Account  maintains  a  broadly   diversified   portfolio
consisting primarily of common stocks.

      The CREF Money Market Account maintains a portfolio consisting primarily of short-term debt securities.

      The CREF Bond Market Account maintains a portfolio consisting primarily of investment grade bonds.

      The CREF Social Choice Account maintains a portfolio consisting primarily of common stocks, investment grade bonds, and short-term debt securities.

In the future, CREF may establish other Accounts with other investment portfolios.
      CREF may delete the CREF Bond Market Account, the CREF Social Choice Account, and any future Account. As of the date of such deletion, CREF will transfer your Accumulation Units, if any, in such Account, to the CREF Money Market Account unless you notify CREF otherwise.

2. Accumulation Units. Each CREF Account maintains a separate Accumulation Unit value. The value of each Accumulation Unit will change from time to time to reflect the CREF Account's investment experience, and will be determined in accordance with the Rules of the Fund.

3. Your Accumulation is the sum of the value of all of your Accumulation Units in all of the Accounts under this Certificate. It will provide the benefits described in this certificate.

4. Number of Accumulation Units. The number of your Accumulation Units at issue and the Accounts under your Certificate in which they participate are shown on Page 3. The number of your Accumulation Units in any Account under your Certificate will be increased by:
      A) any Considerations paid to that Account under your Certificate;
      B) any Transfers to that Account under your Certificate from another CREF Account; and reduced by:
      C) any Initial and Annual Payments paid from that Account;
      D) any application of Accumulation Units from that Account to provide a Unit-Annuity; E) any Lump-sum Benefits paid from that Account; and F) any Transfers from that Account to TIAA, another CREF account, or another funding vehicle.

5. The Annual Payment is the amount payable to you each December 1 as described in Part C.

6. An Annuity Unit is the unit of payment for all Unit-Annuity benefits. The CREF Stock and CREF Money Market Accounts maintain separate Annuity Units. All CREF Unit-Annuity Income Options and Methods of Payment of the Death Benefit are available from the CREF Stock Account and the CREF Money Market Account. The current value of an Annuity Unit will change from time to time to reflect changes in CREF's investment, mortality, and expense experience. The dollar value of any Unit-Annuity payment will be the product of the number of Annuity Units to be paid and the then current value of an Annuity Unit.

7. A Unit-Annuity is a series of payments of the then current value of a fixed number of Annuity Units. The number of Annuity Units to be paid and their then current value will be determined in accordance with the Rules of the Fund using actuarial methods. A Unit-Annuity Benefit may be elected subject to the restrictions described in Part E.

8. The Beneficiary is the person you name to receive any payments remaining due at your death. The primary and contingent beneficiaries are named on Page 5.

9. A Business Day is any day that the New York Stock Exchange is open for trading. A Business Day ends at 4:00 p.m. New York time, or, if earlier, the time trading on the New York Stock Exchange closes for that day.

10. Calculation Beneficiary. The life expectancy of a Calculation Beneficiary may be used in the calculation of the Annual Payment. If you have selected a Calculation Beneficiary, that person is named on Page 3.

11. Commuted Value. The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments. The Commuted Value of a series of payments of Annuity Units is computed in accordance with the Rules of the Fund, in which it is referred to as the Present Value.

12. The Death Benefit is the current value of your Accumulation Units. It will be used to pay your Beneficiary an income under one of the methods set forth in Part D.

13. Your Employer is the organization that remitted premiums to the certificate named on Page 3 that provided the consideration for this certificate. More than one Employer may have remitted premiums to that certificate.

14. ERISA is the Employee Retirement Income Security Act of 1974, as amended.

15. A Funding Vehicle is an annuity or other investment fund established to provide retirement benefits from monies remitted under a Retirement Plan.

16. The IRC is the Internal Revenue Code of 1986, as amended.

17. A Lump-sum Benefit may be available to you after Termination of Employment. The availability and amount of the Lump-sum Benefit may be limited under the Rules of the Fund. The provisions concerning this benefit are detailed in Part G.

18. A Retirement Plan is an Employer's plan, qualified under IRC Sections 401(a), 403(a), or 403(b), for providing retirement benefits for employees.

19. The Rules of the Fund govern all matters affecting the interest of anyone in the Fund to the extent such matters are not specifically provided in this certificate. The Board of Trustees of CREF may amend the Rules of the Fund from time to time. Amendments to such Rules are effective only when approved by the Superintendent of Insurance of New York as not being unfair, unjust, inequitable or prejudicial to the interest of anyone in the Fund. A copy of the Rules of the Fund was furnished to you when this certificate was issued; you will be notified of all amendments to such Rules.

20. A Single Life Unit-Annuity provides a payment to you each month for as long as you live. Subject to applicable restrictions, you may choose a guaranteed period of 10, 15 or 20 years, or no guaranteed period. If you die before the end of a chosen guaranteed period, the monthly payments will continue to the end of that period. Once payments have begun under this option no change may be made. A Single Life Unit-Annuity may be available to you as described in Part E.

21. Spouse's Rights. If your Accumulation is subject to ERISA, your spouse may have rights to a Survivor Retirement Benefit, as explained in Part H. Your spouse's right to these benefits may limit your choice of Unit-Annuity Benefit, Beneficiary, Lump-sum Benefit, or Transfer.

22. A Survivor Unit-Annuity provides a payment to you each month for as long as you live, and will be continued to your Calculation Beneficiary for his or her life if he or she survives you. Payments after the death of you or your Calculation Beneficiary may be reduced in accordance with the annuity option you choose. Subject to applicable restrictions, you may choose a guaranteed period of 10, 15 or 20 years, or no guaranteed period. If you and your Calculation Beneficiary die before the end of a chosen guaranteed period, the monthly payments will continue to the end of that period. Once payments have begun under this option no change may be made. A Survivor Unit-Annuity may be available to you as described in Part E.

23. Termination of Employment is a bona fide cessation of an employment relationship with your Employer. Dissolution or modification of the Retirement Plan; changes in the name or affiliation of your Employer; leaves of absence, with or without pay; vacations or other events not in fact a termination of employment will not be considered a Termination of Employment.

24. A Transfer is the use of the value of some or all of your Accumulation Units to purchase fixed-dollar benefits under a TIAA pay-out annuity contract, Accumulation Units in another CREF Account, or benefits through another Funding Vehicle not offered by TIAA or CREF. The conditions applying to Transfers are set forth in Part F.

25. A Valuation Day is a day on which the dollar values of the Accumulation Units in the CREF Accounts are established. The procedure for determining Valuation Days is contained in the Rules of the Fund.



                     PART B: CERTIFICATE AND CONSIDERATIONS


26. The Certificate. We have issued this certificate in return for your completed application and the consideration as stated on Page 3. Any endorsement or amendment of this certificate, or waiver of any of its provisions will be valid only if in writing and signed by an Executive Officer or Registrar of CREF. All considerations and benefits are payable at CREF's home office in New York, NY.

27. Considerations are all amounts paid to purchase benefits under this contract. Any Considerations for this certificate must be transferred directly from another CREF certificate. CREF will accept Considerations any time while this certificate is in force.


                           PART C: YOUR ANNUAL PAYMENT

28. Annual Payments will be made to you each December, beginning as of the Date of First Annual Payment if you are then alive. Annual payments will continue to you until the year in which the Life Expectancy is less than or equal to one year, when your Annual Payment will include your remaining Accumulation. No further payments will be made to you after the Annual Payment in the year in which the Life Expectancy is less than or equal to one.

29. Amount of Annual Payments. The amount of the payment to be made each December will be the Accumulation as of the previous December 31, less the Excluded Amount, all divided by the Life Expectancy as of the current year. The Annual Payment may be adjusted if additional Considerations have been paid or amounts have been withdrawn during the current calendar year. In no case will the Annual Payment exceed your total Accumulation as of the date the payment is made. If the calculated value is less than $25, the Annual Payment will be $25, or if less, your total Accumulation.

30. The Excluded Amount is that portion of the Accumulation that will not be included in the calculation of the Annual Payment. The initial Excluded Amount is shown on Page 3. The Excluded Amount will be adjusted if any Lump-sum Benefits or Transfers are paid, and if any Considerations after the Initial Consideration are received. The Excluded Amount may be reduced at your request, or if required by Federal tax law, and will be reduced to zero upon your attainment of age 75.

31. The Life Expectancy as of any year will be calculated in accordance with IRC Section 401(a)(9) and the regulations issued thereunder.
      If your Calculation Beneficiary dies while you are receiving Annual Payments, you must notify us so that the calculation may be changed as necessary to comply with Federal tax law.

32. The Calculation Method shown on Page 3 will determine how the Life Expectancy is calculated. Use of the Recalculation Method for an individual indicates that the Life Expectancy, with respect to that individual, will be recalculated each year. Use of the Straight-line Method for an individual indicates that the Life Expectancy, with respect to that individual, will be calculated at the Date of Issue, and reduced by one for each calendar year that has elapsed since that date.

33. Change of Calculation Beneficiary. If you have selected a Calculation Beneficiary, that person is named on Page 3. Your right to change the Calculation Beneficiary may be limited by Federal tax law. If you change a primary Beneficiary after the Date of Issue, or if you have more than one primary Beneficiary, the Calculation Beneficiary, if any, may have to be changed to comply with Federal tax law.

34. An Initial Payment may be made to you as of the Date of Issue if necessary to meet the requirements of IRC Section 401(a)(9). The amount of any Initial Payment is shown on Page 3. If an Initial Payment is made, the first Annual Payment will be reduced by the amount of the Initial Payment divided by the Life Expectancy as of the year of the first Annual Payment.

35. Allocation Among Accounts. Your Accumulation will be reduced by the amount of each Annual Payment. You may tell us how to allocate the reduction among the Accounts under your Certificate. You may reduce your Accumulation Units in an Account by any whole number percentage of the Annual Payment. You may change your allocation from time to time, as explained in Section 51. If we do not have a valid allocation, or if the value of your Accumulation Units in any Account under your Certificate is not sufficient to cover the allocated portion of the Annual Payment, your Accumulation Units in the Accounts under your Certificate will be reduced in proportion to their share of your total Accumulation.


                              PART D: DEATH BENEFIT

36. Payment of the Death Benefit. If you die before the entire Accumulation is paid out, CREF will pay the Death Benefit to your Beneficiary under one of the Methods of Payment set forth in Section 37. You may choose the Method during your lifetime as explained in Section 51. If you do not so choose, your Beneficiary will make the choice when he or she becomes entitled to payments. You may change the Method at any time before payments begin. After your death, your Beneficiary may change the Method chosen by you, if you so provide.

37. Methods of Payment. The Death Benefit will be paid to your Beneficiary as follows: A) your Accumulation may be paid in one sum; B) your Accumulation may be applied to a Unit-Annuity, as described in Part E; or
      C) if a surviving Beneficiary is the Calculation Beneficiary, Annual Payments may be continued under a new Minimum
      Distribution Annuity Certificate.

38. The Beneficiary is the person you name to receive any payments remaining due at your death. Different classes of beneficiaries, such as primary (first) and contingent (secondary), may be designated. These classes set the order of payment. If a class contains more than one person, any payments remaining due at your death will be paid to the then living persons in a class in equal shares, unless provided otherwise. For example, if you die before the entire
Accumulation is paid out with your spouse having been named as primary beneficiary and "my children" as equal contingent beneficiaries, your spouse would receive any payments remaining due upon surviving you. But if your spouse did not survive you, then your surviving children would receive equal shares of any payments remaining due.

      The terms "children" or "my children" may be used to name a class of beneficiaries, either primary or contingent. Unless otherwise specified, these terms will mean all children born of your marriage or marriages and any children legally adopted by you. The term "children" also has the same inclusive meaning when used to name as beneficiaries the children of your spouse, your brother or your sister.
      If you name your estate as beneficiary, or if none of the beneficiaries you have named is alive at the time of your death, the Death Benefit will be paid to your estate in one sum.
      If you die never having named a beneficiary, your estate and your surviving spouse become the beneficiaries as follows: A) if you leave no surviving spouse, the Death Benefit will be paid to your estate in one sum; B) if you leave a surviving spouse, your spouse will receive one-half of your Accumulation in one sum, and your estate will receive one-half of your Accumulation in one sum.

      You may change your Beneficiary or add or delete Beneficiaries, unless otherwise specified on Page 5, by written notice to CREF as explained in Section
51. Any change in Beneficiary is subject to the rights of your spouse, if any, as described in Part H. Any change in a primary Beneficiary may require a change in the Calculation Beneficiary, if any, to comply with Federal tax law.


                          PART E: UNIT-ANNUITY BENEFIT

39. Choosing an Annuity. You or your surviving Beneficiary may apply your Accumulation to purchase a Unit-Annuity for a Fixed Period of no less than five years, nor more than the lesser of 30 years or the Life Expectancy. A Unit-Annuity for a Fixed Period is only available after Termination of Employment. If you or your surviving Calculation Beneficiary are under the Recalculation Method and have not yet attained age 90, you may alternatively choose a Single Life Unit-Annuity with or without a Guaranteed Period. If you and your surviving Calculation Beneficiary are both under the Recalculation Method and have not yet attained age 90, you may alternatively choose any Survivor Unit-Annuity then being offered by CREF, with or without a Guaranteed Period.
      No guaranteed or fixed period can extend beyond the Life Expectancy, as calculated in the calendar year in which you begin Annuity Payments. The choice of any annuity is subject to Federal tax law limitations.
      For Accumulation Units purchased by premiums remitted on your behalf under a Retirement Plan, your right to receive a Unit-Annuity for a Fixed Period may be limited in accordance with the Rules of the Fund.
      If your Accumulation is subject to ERISA, then your choice of an annuity is subject to the right of your spouse, if any, to benefits as explained in Part H.

40. The Number of Annuity Units in each Account under your pay-out certificate will be determined in accordance with the Rules of the Fund as of the date annuity payments start by:
      A) the value of your Accumulation Units in that Account under your Certificate at that time;
      B) the form of annuity chosen;
      C) if you choose a lifetime Unit-Annuity, your age, and the age of your Second Participant if any; and
      D) the value of that Account's Annuity Unit at that time.

If your initial Unit-Annuity payment would be less than $25 a month, CREF will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $25 or more and the shortest interval between payments.

41. Benefits Based on Incorrect Data. If the amount of Annuity Benefits is determined by data as to a person's age or any other factor that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, adjustments will be made in accordance with the Rules of the Fund.

                                PART F: TRANSFERS

42. You may Transfer some or all of your Accumulation Units from a CREF Account under your Certificate (a) to purchase Accumulation Units in one of the other CREF Accounts under your Certificate, (b) to purchase a fixed dollar TIAA pay-out annuity contract, or (c) to a Funding Vehicle not offered by CREF or TIAA.
      For Accumulation Units purchased by premiums remitted on your behalf under a Retirement Plan, your right to transfer to the Bond Market Account, to the Social Choice Account, to any future CREF Account, or to a Funding Vehicle not offered by CREF or TIAA, may be limited in accordance with the Rules of the Fund.
      If your Contract qualifies under IRC Section 403(b), then a tax-free Transfer may be made only to a Funding Vehicle established under IRC Section 403(b).
      If your Accumulation is subject to ERISA, your right to Transfer to some Funding Vehicles may be subject to the rights of your spouse, if any, as described in Part H.

      If you choose to Transfer, we will pay your Accumulation, or any part thereof not less than $1,000.
      All values will be determined as of the end of the Business Day in which CREF has received, in a form acceptable to CREF:(a) your request for a Transfer; and
      (b) when required by law, if your Accumulation is subject to the ERISA requirements described in Part H, a Waiver of Spouse's Rights or proof that you are not married.
You may choose to defer the effective date of the Transfer until the last day of any month following the date on which we receive the above requirements, and all values will be determined as of the end of such effective date. The request for a Transfer cannot be revoked after the effective date of such Transfer.
      If you Transfer to a TIAA pay-out annuity, you will have the same rights under the TIAA contract as any person then being issued a similar contract.
      If all of your Accumulation Units under your Certificate are withdrawn as a Transfer, all obligations of CREF to you under the contract are fulfilled.
      CREF may limit Transfers to not more than twice in any calendar year.

                            PART G: LUMP-SUM BENEFIT

43. LUMP-SUM BENEFIT. After Termination of Employment, you may choose to receive a Lump-sum Benefit from some or all of a specified Account's Accumulation Units. Any choice of Lump-sum Benefit must be made by written notice to CREF as explained in Section 51.
      For Accumulation Units purchased by premiums remitted on your behalf under a Retirement Plan, your right to a Lump-sum Benefit may be limited in accordance with the Rules of the Fund.
      If your Accumulation is subject to ERISA, your right to receive a Lump-sum Benefit is subject to the rights of your spouse, if any, as described in Part H.

All values will be determined as of the end of the Business Day in which CREF has received, in a form acceptable to CREF:
      A) your request for a Lump-sum Benefit;
      B) if your Accumulation is subject to the ERISA requirements described in Part H, a Waiver of Spouse's Rights or proof that you are not married; and
      C) verification of Termination of Employment.
You may choose to defer the effective date of the Lump-sum Benefit until the last day of any month following the date on which we receive the above requirements, and all values will be determined as of the end of such effective date. The request for a Lump-sum Benefit cannot be revoked after the effective date of such Lump-sum Benefit.

      If all of your Accumulation Units under your Certificate are withdrawn as a Lump-sum Benefit, all obligations of CREF to you under this Certificate are fulfilled.


                       PART H: SPOUSE'S RIGHTS TO BENEFITS

44. Spouse's Right to Benefits. If A) you are married on the date you elect an Annuity or Lump-sum Benefit, or on the date you request a change in Beneficiary, and
      B) all or part of your Accumulation is attributable to contributions made under a retirement plan or tax deferred annuity plan subject to ERISA, and
      C) a plan contribution has been paid on your behalf after August 22, 1984, then, only to the extent required by the IRC or ERISA, your rights to choose a Unit-Annuity Benefit, change a Beneficiary for the Death Benefit, or receive a Lump-sum Benefit are restricted by the right of your spouse to a Survivor Retirement Benefit.
Transfers to some Funding Vehicles may also be restricted under this section.
      Your spouse may consent to a waiver of his or her rights to this benefit, as explained in Section 45.

45. Waiver of Spouse's Rights. Your spouse must consent to a waiver of his or her right to survivor benefits before you can choose: A) a Unit-Annuity
      Benefit other than a Survivor Unit-Annuity with your spouse as Second Participant; B) Beneficiaries who are not your spouse for more than half of the Death Benefit; C) a Lump-sum Benefit; or D) to the extent required by law, a Transfer.

      In order to waive the right to a Survivor Retirement Benefit we must receive, in form satisfactory to CREF, your spouse's written consent, or verification that your spouse cannot be located. A waiver of rights with respect to a Unit-Annuity or Lump-sum Benefit may be made by you and consented to by your spouse no earlier than 90 days before the date you elect the Benefit.
      Verification of your marital status may be required, in a form satisfactory to CREF, for purposes of establishing your spouse's right to benefits or a waiver of these rights. You may revoke a waiver of your spouse's rights to benefits at any time during your lifetime. Your spouse may not revoke a consent after the consent has been given.


                           PART I: GENERAL PROVISIONS

46. Report of Accumulation. Once each year we will mail you a report for the year just ended. It will show the value of your Accumulation as of the end of the year.

47. Ownership of certificate. You own this certificate. During your lifetime, you may, to the extent permitted by law, exercise every right given by it.

48. No Assignment. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

49. No Loans. This certificate does not provide for loans.

50. Protection Against Claims of Creditors. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law. This protection is contained in the statute of the State of New York establishing CREF.

51. Procedure for Elections and Changes.An election or change may be made, in accordance with the terms of your contract, by written notice satisfactory to CREF. No such notice will take effect unless it is received by CREF at its home office in New York, NY. When notice of a change in Beneficiary or person named to receive payments remaining due is received, it will take effect as of the date it was signed, whether or not the signer is living at the time we receive it. When any other notice is received, it will take effect as of the date it is received.
      Any action taken by CREF in good faith before receiving the notice will not subject CREF to liability even though our acts were contrary to what was stated in the notice.

52. Payment to an Estate, Guardian, Trustee, etc. CREF may pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the acts or neglects of any executor, trustee, guardian, or other third party to whom payment is made.

53. Service of Process upon CREF. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States, Puerto Rico, or Canada, provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the state, district, territory, or province in which the action or suit is brought. This Section does not waive any of our rights, including the right to remove such action or suit to another court.

54. Proof of Survival. CREF may require satisfactory proof that anyone named to receive benefits, or anyone whose life expectancy is used in the calculation of benefits under the terms of your certificate is alive on the date any payment is due. If this proof is not received after requested in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a Survivor Unit-Annuity Option CREF has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment has been recovered.

55. Right to Amend. CREF reserves the right to:
      A) apply the provisions of this certificate in a manner which CREF believes is consistent with Federal tax law; and B) amend this certificate if necessary to comply with Federal tax law.
When required by law, CREF will obtain the approval of any appropriate regulatory authority.

56. CREF's Right to Split Your Certificate. If your right to a Lump-sum Benefit, a Unit-Annuity for a Fixed Period, or a Transfer does not apply uniformly to all your Accumulation Units, CREF may split your certificate into two or more CREF certificates. A Lump-sum Benefit, a Unit-Annuity for a Fixed Period, and certain Transfers may not be available to you until CREF has split your certificate.

57. Compliance with Laws and Regulations. CREF will administer this certificate to comply with all laws and regulations pertaining to the terms and conditions of this certificate. If, as of the Date of Issue, this certificate conflicts with any applicable State law or regulation, such State law or regulation will prevail.
      The choice of Unit-Annuity Benefit, Lump-sum Benefit, Method of Payment of the Death Benefit, Beneficiary, or Second Participant as set forth in the certificate is subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

58. Correspondence. No notice, application, or form will be deemed to be received by us unless it is received at our home office in New York, NY. All benefits are payable at our home office in New York, NY. Any questions about this certificate or inquiries about our service should be directed to us at our address:
                                      CREF
                                730 Third Avenue
                               New York, NY 10017

                        COLLEGE RETIREMENT EQUITIES FUND
                     730 THIRD AVENUE, NEW YORK, N.Y. 10017
                             TELEPHONE: 800-842-2733

                    MINIMUM DISTRIBUTION ANNUITY CERTIFICATE

                                 Date of First
                   Certificate   Annual Payment      Calculation   Date of Birth
                     Number      Mo.  Day   Yr.         Method      Mo. Day Yr.
                    DA00000-0    12   01   1991

      Payee         DOE, JOHN J                          R          04  01 1920

Calculation         DOE, MARY                            R          04  01 1923
Beneficiary

     This  Certificate   states  that  you,  as  the  owner  ("Payee")  of  this
certificate, are entitled to share in the benefits of COLLEGE RETIREMENT EQUITIES FUND ("CREF" or "Fund").
     This page refers briefly to some of the features of your certificate. The next pages set forth in detail the rights and obligations of both CREF and you under the certificate. PLEASE READ YOUR CERTIFICATE. IT IS IMPORTANT.

                               GENERAL DESCRIPTION
     This certificate will provide Annual Payments to you. The Annual Payments will vary each year in accordance with the procedure described in Part C. Annual Payments will continue until the year in which the Life Expectancy, as defined in Part C, is less than or equal to one year, when your remaining Accumulation will be paid to you in one sum.
     Your life expectancy and the life expectancy of your Calculation Beneficiary, if any, as shown above, will be used in the calculation of the Initial and Annual Payments. If your Calculation Beneficiary dies while you are receiving Annual Payments, you must notify us so that the calculation may be changed as necessary to comply with Federal tax law.
     If you die before  the  entire  Accumulation  is paid out,  your  remaining
Accumulation will provide a benefit for your Beneficiary under one of the methods described in your certificate.
     Any Considerations for this certificate must be transferred directly from another CREF certificate. Each consideration paid to CREF purchases a number of Accumulation Units representing your share in CREF. Before you attain age 90, you may, to the extent permitted by Federal tax law, convert these into a lifetime income of Annuity Units.
     Once each year we will report to you on the then current value of your remaining Accumulation Units. You may also be permitted to choose a Lump-sum Benefit payment after Termination of Employment, in accordance with the Rules of the Fund.
     You, or your Beneficiary at your death, may have CREF pay the value of some or all of your remaining Accumulation Units to Teachers Insurance and Annuity Association of America ("TIAA") for the purchase of a fixed dollar pay-out annuity contract, as explained in your certificate.

     You may also have CREF pay the value of some or all of your remaining Accumulation Units to other Funding Vehicles offered under your Employer's Retirement Plan.



                                                  /s/ John H. Biggs
                                                  ------------------------
                                                  Chairman and
                                                  Chief Executive Officer


       THIS CERTIFICATE CANNOT BE ASSIGNED NOR DOES IT PROVIDE FOR LOANS. THIS CERTIFICATE DOES NOT GUARANTEE ANY FIXED DOLLAR AMOUNT OF BENEFITS.

                        INDEX OF PROVISIONS


                                                       Section
Accounts
    Definition ..............................................1
Accumulation
    Definition ..............................................3
Accumulation Units
    Definition ..............................................2
    Number of ...............................................4
Annual Payments ............................................28
    Allocation Among Accounts ..............................35
    Amount of ..............................................29
    Calculation Beneficiary ................................10
    Calculation Method .....................................32
    Change of Calculation
         Beneficiary .......................................33
    Definition ..............................................5
    Excluded Amount ........................................30
    Initial Payment ........................................34
    Life Expectancy ........................................31
Annuity Benefit ............................................39
    Annuity Unit ............................................6
    Benefits Based on Incorrect Data .......................41
    Number of Annuity Units ................................40
    Single Life Unit-Annuity ...............................20
    Survivor Unit- Annuity .................................22
    Unit-Annuity ............................................7
Assignment
    Void and of No Effect ..................................48
Business Day ................................................9
Certificate
    Changes of .............................................26
Claims of Creditors
    Protection Against .....................................50
Commuted Value
    Definition .............................................11
Compliance with Laws and Regulations .......................57
Considerations .............................................27
Correspondence .............................................58
Death Benefit
    Beneficiary .............................................8
    Change of Beneficiary ..................................38
    Definition .............................................12
    Methods of Payment .....................................37
    Payment of .............................................36
Elections and Changes
    Procedure ..............................................51
Employer
    Definition .............................................13
ERISA
    Definition .............................................14
Funding Vehicle
    Definition .............................................15
IRC
    Definition .............................................16
Loans
    No Provision for .......................................49
Lump-sum Benefit ...........................................43
    Definition .............................................17
Ownership of certificate ...................................47
Payment to an Estate, Guardian, Trustee, etc. ..............52
Proof of Survival ..........................................54
Report of Accumulation .....................................46
Retirement Plan
    Definition..............................................18
Right to Amend .............................................55
Right to Split Your Certificate ............................56
Rules of the Fund
    Definition .............................................19
Service of Process upon CREF ...............................53
Spouse's Rights ............................................44
    Definition .............................................21
    Waiver of ..............................................45
Termination of Employment ..................................23
Transfer ...................................................42
    Definition .............................................24
Valuation Day
    Definition .............................................25

                               COLLEGE RETIREMENT EQUITIES FUND

                                                        Date of First                                    Date
                               Certificate                 Annual                  Calculation            of
                                 Number                    Payment                  Method  *            Birth

                                DA00000-0               12  01  1991

             Payee             DOE, John J                                              R            04  01  1920

       Calculation             DOE, Mary                                                R            04  01  1923
       Beneficiary

                              Date of Issue                                      Social Security
                                  Issue                                              Number
                           [        04/01/1991                                  999-99-9999    ]


INITIAL CONSIDERATION.

THIS CERTIFICATE IS ISSUED IN EXCHANGE FOR APPLYING PROCEEDS OF [ $10,000.00 ] FROM CERTIFICATE NUMBER [ P000000-0 ] TO THIS CERTIFICATE.

THE INITIAL CONSIDERATION FOR THIS CERTIFICATE HAS BEEN DELIVERED AT CREF'S HOME OFFICE IN NEW YORK, NEW YORK.

THE  INITIAL   CONSIDERATION   HAS  BEEN  APPLIED  TO  PURCHASE  THE   FOLLOWING
ACCUMULATION UNITS:

                                                        ACCUMULATION
                                                       UNITS AT ISSUE

STOCK ACCOUNT:                                           100.000
MONEY MARKET ACCOUNT:                                    100.000
SOCIAL CHOICE ACCOUNT:                                   100.000
BOND ACCOUNT:                                            100.000
GLOBAL EQUITIES ACCOUNT:                                 100.000
GROWTH ACCOUNT:                                          100.000
EQUITY INDEX ACCOUNT:                                    100.000

INITIAL PAYMENT.
THE INITIAL PAYMENT IS $500.

INITIAL EXCLUDED AMOUNT.
THE INITIAL EXCLUDED AMOUNT IS [ $6,500.00 ]

*  R = RECALCULATION METHOD
   Y = STRAIGHT-LINE METHOD

                        This page is intentionally blank.

                        COLLEGE RETIREMENT EQUITIES FUND

                             BENEFICIARY DESIGNATION


                              PRIMARY BENEFICIARIES


      NAME                 DATE OF BIRTH             RELATIONSHIP TO PARTICIPANT
[  *  Mary Doe              04 01 1923                            wife ]



                                   CONTINGENT BENEFICIARIES

      NAME                 DATE OF BIRTH             RELATIONSHIP TO PARTICIPANT
 [    Jane Doe              06 23 1946                          daughter ]



[ * Calculation Beneficiary ]

                       PART A: TERMS USED IN THIS CONTRACT

1. ACCOUNTS. CREF maintains the following four investment Accounts, each with its own distinct investment portfolio:

     The CREF STOCK ACCOUNT maintains a broadly diversified portfolio consisting primarily of common stocks.

     The CREF MONEY MARKET ACCOUNT maintains a portfolio consisting primarily of short-term debt securities.

     The CREF BOND MARKET ACCOUNT maintains a portfolio consisting primarily of investment grade bonds.

     The CREF SOCIAL CHOICE ACCOUNT maintains a portfolio consisting primarily of common stocks, investment grade bonds, and short-term debt securities.

In the future, CREF may establish other Accounts with other investment portfolios.
     CREF may delete the CREF Bond Market Account, the CREF Social Choice Account, and any future Account. As of the date of such deletion, CREF will transfer your Accumulation Units, if any, in such Account, to the CREF Money Market Account unless you notify CREF otherwise.

2. ACCUMULATION UNITS. Each CREF Account maintains a separate Accumulation Unit value. The value of each Accumulation Unit will change from time to time to reflect the CREF Account's investment experience, and will be determined in accordance with the Rules of the Fund.

3. Your ACCUMULATION is the sum of the value of all of your Accumulation Units in all of the Accounts under this Certificate. It will provide the benefits described in this certificate.

4. NUMBER OF ACCUMULATION UNITS. The number of your Accumulation Units at issue and the Accounts under your Certificate in which they participate are shown on Page 3. The number of your Accumulation Units in any Account under your Certificate will be increased by:

     A) any Considerations paid to that Account under your Certificate;

     B) any Transfers to that Account under your Certificate from another CREF Account; and reduced by:
     C) any Initial and Annual Payments paid from that Account;
     D) any application of Accumulation Units from that Account to provide a Unit-Annuity;
     E) any Lump-sum Benefits paid from that Account; and
     F) any Transfers from that Account to TIAA, another CREF account, or another funding vehicle.

5. The ANNUAL PAYMENT is the amount payable to you each December 1 as described in Part C.

6. An ANNUITY UNIT is the unit of payment for all Unit-Annuity benefits. The CREF Stock and CREF Money Market Accounts maintain separate Annuity Units. All CREF Unit-Annuity Income Options and Methods of Payment of the Death Benefit are available from the CREF Stock Account and the CREF Money Market Account. The current value of an Annuity Unit will change from time to time to reflect changes in CREF's investment, mortality, and expense experience. The dollar value of any Unit-Annuity payment will be the product of the number of Annuity Units to be paid and the then current value of an Annuity Unit.

7. A UNIT-ANNUITY is a series of payments of the then current value of a fixed number of Annuity Units. The number of Annuity Units to be paid and their then current value will be determined in accordance with the Rules of the Fund using actuarial methods. A Unit-Annuity Benefit may be elected subject to the restrictions described in Part E.

8. The BENEFICIARY is the person you name to receive any payments remaining due at your death. The primary and contingent beneficiaries are named on Page 5.

9. A BUSINESS DAY is any day that the New York Stock Exchange is open for trading. A Business Day ends at 4:00 p.m. New York time, or, if earlier, the time trading on the New York Stock Exchange closes for that day.

10. CALCULATION BENEFICIARY. The life expectancy of a Calculation Beneficiary may be used in the calculation of the Annual Payment. If you have selected a Calculation Beneficiary, that person is named on Page 3.

11. COMMUTED VALUE. The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments. The Commuted Value of a series of payments of Annuity Units is computed in accordance with the Rules of the Fund, in which it is referred to as the Present Value.

12. The DEATH BENEFIT is the current value of your Accumulation Units. It will be used to pay your Beneficiary an income under one of the methods set forth in Part D.

13. Your EMPLOYER is the organization that remitted premiums to the certificate named on Page 3 that provided the consideration for this certificate. More than one Employer may have remitted premiums to that certificate.

14. ERISA is the Employee Retirement Income Security Act of 1974, as amended.

15. A FUNDING VEHICLE is an annuity or other investment fund established to provide retirement benefits from monies remitted under a Retirement Plan.

16. The IRC is the Internal Revenue Code of 1986, as amended.

17. A LUMP-SUM BENEFIT may be available to you after Termination of Employment. The availability and amount of the Lump-sum Benefit may be limited under the Rules of the Fund. The provisions concerning this benefit are detailed in Part G.

18. A RETIREMENT PLAN is an Employer's plan, qualified under IRC Sections 401(a), 403(a), or 403(b), for providing retirement benefits for employees.

19. The RULES OF THE FUND govern all matters affecting the interest of anyone in the Fund to the extent such matters are not specifically provided in this certificate. The Board of Trustees of CREF may amend the Rules of the Fund from time to time. Amendments to such Rules are effective only when approved by the Superintendent of Insurance of New York as not being unfair, unjust, inequitable or prejudicial to the interest of anyone in the Fund. A copy of the Rules of the Fund was furnished to you when this certificate was issued; you will be notified of all amendments to such Rules.

20. A SINGLE LIFE UNIT-ANNUITY provides a payment to you each month for as long as you live. Subject to applicable restrictions, you may choose a guaranteed period of 10, 15 or 20 years, or no guaranteed period. If you die before the end of a chosen guaranteed period, the monthly payments will continue to the end of that period. Once payments have begun under this option no change may be made. A Single Life Unit-Annuity may be available to you as described in Part E.

21. SPOUSE'S RIGHTS. If your Accumulation is subject to ERISA, your spouse may have rights to a Survivor Retirement Benefit, as explained in Part H. Your spouse's right to these benefits may limit your choice of Unit-Annuity Benefit, Beneficiary, Lump-sum Benefit, or Transfer.

22. A SURVIVOR UNIT-ANNUITY provides a payment to you each month for as long as you live, and will be continued to your Calculation Beneficiary for his or her life if he or she survives you. Payments after the death of you or your Calculation Beneficiary may be reduced in accordance with the annuity option you choose. Subject to applicable restrictions, you may choose a guaranteed period of 10, 15 or 20 years, or no guaranteed period. If you and your Calculation Beneficiary die before the end of a chosen guaranteed period, the monthly payments will continue to the end of that period. Once payments have begun under this option no change may be made. A Survivor Unit-Annuity may be available to you as described in Part E.

23. TERMINATION OF EMPLOYMENT is a bona fide cessation of an employment relationship with your Employer. Dissolution or modification of the Retirement Plan; changes in the name or affiliation of your Employer; leaves of absence, with or without pay; vacations or other events not in fact a termination of employment will not be considered a Termination of Employment.

24. A TRANSFER is the use of the value of some or all of your Accumulation Units to purchase fixed-dollar benefits under a TIAA pay-out annuity contract, Accumulation Units in another CREF Account, or benefits through another Funding Vehicle not offered by TIAA or CREF. The conditions applying to Transfers are set forth in Part F.

25. A VALUATION DAY is a day on which the dollar values of the Accumulation Units in the CREF Accounts are established. The procedure for determining Valuation Days is contained in the Rules of the Fund.

                     PART B: CERTIFICATE AND CONSIDERATIONS


26. THE CERTIFICATE. We have issued this certificate in return for your completed application and the consideration as stated on Page 3. Any endorsement or amendment of this certificate, or waiver of any of its provisions will be valid only if in writing and signed by an Executive Officer or Registrar of CREF. All considerations and benefits are payable at CREF's home office in New York, NY.

27. CONSIDERATIONS are all amounts paid to purchase benefits under this contract. Any Considerations for this certificate must be transferred directly from another CREF certificate. CREF will accept Considerations any time while this certificate is in force.


                           PART C: YOUR ANNUAL PAYMENT

28. ANNUAL PAYMENTS will be made to you each December, beginning as of the Date of First Annual Payment if you are then alive. Annual payments will continue to you until the year in which the Life Expectancy is less than or equal to one year, when your Annual Payment will include your remaining Accumulation. No further payments will be made to you after the Annual Payment in the year in which the Life Expectancy is less than or equal to one.

29. AMOUNT OF ANNUAL PAYMENTS. The amount of the payment to be made each December will be the Accumulation as of the previous December 31, less the Excluded Amount, all divided by the Life Expectancy as of the current year. The Annual Payment may be adjusted if additional Considerations have been paid or amounts have been withdrawn during the current calendar year. In no case will the Annual Payment exceed your total Accumulation as of the date the payment is made. If the calculated value is less than $25, the Annual Payment will be $25, or if less, your total Accumulation.

30. The EXCLUDED AMOUNT is that portion of the Accumulation that will not be included in the calculation of the Annual Payment. The initial Excluded Amount is shown on Page 3. The Excluded Amount will be adjusted if any Lump-sum Benefits or Transfers are paid, and if any Considerations after the Initial Consideration are received. The Excluded Amount may be reduced at your request, or if required by Federal tax law, and will be reduced to zero upon your attainment of age 75.

31. The LIFE EXPECTANCY as of any year will be calculated in accordance with IRC
Section 401(a)(9) and the regulations issued thereunder.

       If your Calculation Beneficiary dies while you are receiving Annual Payments, you must notify us so that the calculation may be changed as necessary to comply with Federal tax law.

32. The CALCULATION METHOD shown on Page 3 will determine how the Life Expectancy is calculated. Use of the Recalculation Method for an individual indicates that the Life Expectancy, with respect to that individual, will be recalculated each year. Use of the Straight-line Method for an individual indicates that the Life Expectancy, with respect to that individual, will be calculated at the Date of Issue, and reduced by one for each calendar year that has elapsed since that date.

33. CHANGE OF CALCULATION BENEFICIARY. If you have selected a Calculation Beneficiary, that person is named on Page 3. Your right to change the Calculation Beneficiary may be limited by Federal tax law. If you change a primary Beneficiary after the Date of Issue, or if you have more than one primary Beneficiary, the Calculation Beneficiary, if any, may have to be changed to comply with Federal tax law.

34. An INITIAL PAYMENT may be made to you as of the Date of Issue if necessary to meet the requirements of IRC Section 401(a)(9). The amount of any Initial Payment is shown on Page 3. If an Initial Payment is made, the first Annual Payment will be reduced by the amount of the Initial Payment divided by the Life Expectancy as of the year of the first Annual Payment.

35. ALLOCATION AMONG ACCOUNTS. Your Accumulation will be reduced by the amount of each Annual Payment. You may tell us how to allocate the reduction among the Accounts under your Certificate. You may reduce your Accumulation Units in an Account by any whole number percentage of the Annual Payment. You may change your allocation from time to time, as explained in Section 51. If we do not have a valid allocation, or if the value of your Accumulation Units in any Account under your Certificate is not sufficient to cover the allocated portion of the Annual Payment, your Accumulation Units in the Accounts under your Certificate will be reduced in proportion to their share of your total Accumulation.


                              PART D: DEATH BENEFIT

36. PAYMENT OF THE DEATH BENEFIT. If you die before the entire Accumulation is paid out, CREF will pay the Death Benefit to your Beneficiary under one of the Methods of Payment set forth in Section 37. You may choose the Method during your lifetime as explained in Section 51. If you do not so choose, your Beneficiary will make the choice when he or she becomes entitled to payments. You may change the Method at any time before payments begin. After your death, your Beneficiary may change the Method chosen by you, if you so provide.

37. METHODS OF PAYMENT. The Death Benefit will be paid to your Beneficiary as follows:
      A) your Accumulation may be paid in one sum;
      B) your Accumulation may be applied to a Unit-Annuity, as described in Part E; or

      C) if a surviving Beneficiary is the Calculation Beneficiary, Annual Payments may be continued under a new Minimum Distribution Annuity Certificate.

38. The BENEFICIARY is the person you name to receive any payments remaining due at your death. Different classes of beneficiaries, such as primary (first) and contingent (secondary), may be designated. These classes set the order of payment. If a class contains more than one person, any payments remaining due at your death will be paid to the then living persons in a class in equal shares, unless provided otherwise. For example, if you die before the entire
Accumulation is paid out with your spouse having been named as primary beneficiary and "my children" as equal contingent beneficiaries, your spouse would receive any payments remaining due upon surviving you. But if your spouse did not survive you, then your surviving children would receive equal shares of any payments remaining due.
     The terms "children" or "my children" may be used to name a class of beneficiaries, either primary or contingent. Unless otherwise specified, these terms will mean all children born of your marriage or marriages and any children legally adopted by you. The term "children" also has the same inclusive meaning when used to name as beneficiaries the children of your spouse, your brother or your sister.
     If you name your estate as beneficiary, or if none of the beneficiaries you have named is alive at the time of your death, the Death Benefit will be paid to your estate in one sum.

     If you die never having named a beneficiary, your estate and your surviving spouse become the beneficiaries as follows:
     A) if you leave no surviving spouse, the Death Benefit will be paid to your estate in one sum;
     B) if you leave a surviving spouse, your spouse will receive one-half of your Accumulation in one sum, and your estate will receive one-half of your Accumulation in one sum.

     You may change your Beneficiary or add or delete Beneficiaries, unless otherwise specified on Page 5, by written notice to CREF as explained in Section
51. Any change in Beneficiary is subject to the rights of your spouse, if any, as described in Part H. Any change in a primary Beneficiary may require a change in the Calculation Beneficiary, if any, to comply with Federal tax law.


                          PART E: UNIT-ANNUITY BENEFIT

     39. CHOOSING AN ANNUITY. You or your surviving Beneficiary may apply your Accumulation to purchase a Unit-Annuity for a Fixed Period of no less than five years, nor more than the lesser of 30 years or the Life Expectancy. A Unit-Annuity for a Fixed Period is only available after Termination of Employment. If you or your surviving Calculation Beneficiary are under the Recalculation Method and have not yet attained age 90, you may alternatively choose a Single Life Unit-Annuity with or without a Guaranteed Period. If you and your surviving Calculation Beneficiary are both under the Recalculation Method and have not yet attained age 90, you may alternatively choose any Survivor Unit-Annuity then being offered by CREF, with or without a Guaranteed Period.

     No guaranteed or fixed period can extend beyond the Life Expectancy, as calculated in the calendar year in which you begin Annuity Payments. The choice of any annuity is subject to Federal tax law limitations.
     For Accumulation Units purchased by premiums remitted on your behalf under a Retirement Plan, your right to receive a Unit-Annuity for a Fixed Period may be limited in accordance with the Rules of the Fund.
     If your Accumulation is subject to ERISA, then your choice of an annuity is subject to the right of your spouse, if any, to benefits as explained in Part H.

40. THE NUMBER OF ANNUITY UNITS in each Account under your pay-out certificate will be determined in accordance with the Rules of the Fund as of the date annuity payments start by:

     A) the value of your Accumulation Units in that Account under your Certificate at that time;
     B) the form of annuity chosen;
     C) if you choose a lifetime Unit-Annuity, your age, and the age of your Second Participant if any; and
     D) the value of that Account's Annuity Unit at that time.

If your initial Unit-Annuity payment would be less than $25 a month, CREF will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $25 or more and the shortest interval between payments.

41. BENEFITS BASED ON INCORRECT DATA. If the amount of Annuity Benefits is determined by data as to a person's age or any other factor that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, adjustments will be made in accordance with the Rules of the Fund.


                                PART F: TRANSFERS

42. You may TRANSFER some or all of your Accumulation Units from a CREF Account under your Certificate (a) to purchase Accumulation Units in one of the other CREF Accounts under your Certificate, (b) to purchase a fixed dollar TIAA pay-out annuity contract, or (c) to a Funding Vehicle not offered by CREF or TIAA.
     For Accumulation Units purchased by premiums remitted on your behalf under a Retirement Plan, your right to transfer to the Bond Market Account, to the Social Choice Account, to any future CREF Account, or to a Funding Vehicle not offered by CREF or TIAA, may be limited in accordance with the Rules of the Fund.
     If your Contract qualifies under IRC Section 403(b), then a tax-free Transfer may be made only to a Funding Vehicle established under IRC Section 403(b).
     If your Accumulation is subject to ERISA, your right to Transfer to some Funding Vehicles may be subject to the rights of your spouse, if any, as described in Part H.
     If you choose to Transfer, we will pay your Accumulation, or any part thereof not less than $1,000. All values will be determined as of the end of the Business Day in which CREF has received, in a form acceptable to CREF:(a) your request for a Transfer; and
     (b) when required by law, if your Accumulation is subject to the ERISA requirements described in Part H, a Waiver of Spouse's Rights or proof that you are not married.
     You may choose to defer the effective date of the Transfer until the last day of any month following the date on which we receive the above requirements, and all values will be determined as of the end of such effective date. The request for a Transfer cannot be revoked after the effective date of such Transfer.
     If you Transfer to a TIAA pay-out annuity, you will have the same rights under the TIAA contract as any person then being issued a similar contract.
     If all of your Accumulation Units under your Certificate are withdrawn as a Transfer, all obligations of CREF to you under the contract are fulfilled.

     CREF may limit Transfers to not more than twice in any calendar year.

                            PART G: LUMP-SUM BENEFIT

43. LUMP-SUM BENEFIT. After Termination of Employment, you may choose to receive a Lump-sum Benefit from some or all of a specified Account's Accumulation Units. Any choice of Lump-sum Benefit must be made by written notice to CREF as explained in Section 51.
     For Accumulation Units purchased by premiums remitted on your behalf under a Retirement Plan, your right to a Lump-sum Benefit may be limited in accordance with the Rules of the Fund.
     If your Accumulation is subject to ERISA, your right to receive a Lump-sum Benefit is subject to the rights of your spouse, if any, as described in Part H.

All values will be determined as of the end of the Business Day in which CREF has received, in a form acceptable to CREF:
     A) your request for a Lump-sum Benefit;
     B) if your Accumulation is subject to the ERISA requirements described in Part H, a Waiver of Spouse's Rights or proof that you are not married; and
     C) verification of Termination of Employment.

You may choose to defer the effective date of the Lump-sum Benefit until the last day of any month following the date on which we receive the above requirements, and all values will be determined as of the end of such effective date. The request for a Lump-sum Benefit cannot be revoked after the effective date of such Lump-sum Benefit.

     If all of your Accumulation Units under your Certificate are withdrawn as a Lump-sum Benefit, all obligations of CREF to you under this Certificate are fulfilled.


                       PART H: SPOUSE'S RIGHTS TO BENEFITS

44.   SPOUSE'S   RIGHT   TO   BENEFITS.   If
     A) you are married on the date you elect an Annuity or Lump-sum Benefit, or on the date you request a change in Beneficiary, and
     B) all or part of your Accumulation is attributable to contributions made under a retirement plan or tax deferred annuity plan subject to ERISA, and
     C) a plan contribution has been paid on your behalf after August 22, 1984, then, only to the extent required by the IRC or ERISA, your rights to choose a Unit-Annuity Benefit, change a Beneficiary for the Death Benefit, or receive a Lump-sum Benefit are restricted by the right of your spouse to a Survivor Retirement Benefit. Transfers to some Funding Vehicles may also be restricted under this section.
     Your spouse may consent to a waiver of his or her rights to this benefit, as explained in Section 45.

45. WAIVER OF SPOUSE'S RIGHTS. Your spouse must consent to a waiver of his or her right to survivor benefits before you can choose:
     A) a Unit-Annuity Benefit other than a Survivor Unit-Annuity with your spouse as Second Participant;
     B) Beneficiaries who are not your spouse for more than half of the Death Benefit;

     C) a Lump-sum Benefit; or
     D) to the extent required by law, a Transfer.

     In order to waive the right to a Survivor Retirement Benefit we must receive, in form satisfactory to CREF, your spouse's written consent, or verification that your spouse cannot be located. A waiver of rights with respect to a Unit-Annuity or Lump-sum Benefit may be made by you and consented to by your spouse no earlier than 90 days before the date you elect the Benefit.
     Verification of your marital status may be required, in a form satisfactory to CREF, for purposes of establishing your spouse's right to benefits or a waiver of these rights. You may revoke a waiver of your spouse's rights to benefits at any time during your lifetime. Your spouse may not revoke a consent after the consent has been given.


                           PART I: GENERAL PROVISIONS

46. REPORT OF ACCUMULATION. Once each year we will mail you a report for the year just ended. It will show the value of your Accumulation as of the end of the year.

47. OWNERSHIP OF CERTIFICATE. You own this certificate. During your lifetime, you may, to the extent permitted by law, exercise every right given by it.

48. NO ASSIGNMENT. Neither you nor any other person may assign, pledge, or transfer ownership of this certificate or any benefits under its terms. Any such action will be void and of no effect.

49. NO LOANS. This certificate does not provide for loans.

50. PROTECTION AGAINST CLAIMS OF CREDITORS. The benefits and rights accruing to you or any other person under this certificate are exempt from the claims of creditors or legal process to the fullest extent permitted by law. This protection is contained in the statute of the State of New York establishing CREF.

51. PROCEDURE FOR ELECTIONS AND CHANGES. An election or change may be made, in accordance with the terms of your contract, by written notice satisfactory to CREF. No such notice will take effect unless it is received by CREF at its home office in New York, NY. When notice of a change in Beneficiary or person named to receive payments remaining due is received, it will take effect as of the date it was signed, whether or not the signer is living at the time we receive it. When any other notice is received, it will take effect as of the date it is received.

      Any action taken by CREF in good faith before receiving the notice will not subject CREF to liability even though our acts were contrary to what was stated in the notice.

52. PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC. CREF may pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the acts or neglects of any executor, trustee, guardian, or other third party to whom payment is made.

53. SERVICE OF PROCESS UPON CREF. We will accept service of process in any action or suit against us on this certificate in any court of competent jurisdiction in the United States, Puerto Rico, or Canada, provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the state, district, territory, or province in which the action or suit is brought. This Section does not waive any of our rights, including the right to remove such action or suit to another court.

54. PROOF OF SURVIVAL. CREF may require satisfactory proof that anyone named to receive benefits, or anyone whose life expectancy is used in the calculation of benefits under the terms of your certificate is alive on the date any payment is due. If this proof is not received after requested in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a Survivor Unit-Annuity Option CREF has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment has been recovered.

55. RIGHT TO AMEND. CREF reserves the right to:

     A) apply the provisions of this certificate in a manner which CREF believes is consistent with Federal tax law; and
     B) amend this certificate if necessary to comply with Federal tax law.

     When required by law, CREF will obtain the approval of any appropriate regulatory authority.

56. CREF'S RIGHT TO SPLIT YOUR CERTIFICATE. If your right to a Lump-sum Benefit, a Unit-Annuity for a Fixed Period, or a Transfer does not apply uniformly to all your Accumulation Units, CREF may split your certificate into two or more CREF certificates. A Lump-sum Benefit, a Unit-Annuity for a Fixed Period, and certain Transfers may not be available to you until CREF has split your certificate.

57. COMPLIANCE WITH LAWS AND REGULATIONS. CREF will administer this certificate to comply with all laws and regulations pertaining to the terms and conditions of this certificate. If, as of the Date of Issue, this certificate conflicts with any applicable State law or regulation, such State law or regulation will prevail.

     The choice of Unit-Annuity Benefit, Lump-sum Benefit, Method of Payment of the Death Benefit, Beneficiary, or Second Participant as set forth in the certificate is subject to the applicable restrictions, distribution requirements, and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

58. CORRESPONDENCE. No notice, application, or form will be deemed to be received by us unless it is received at our home office in New York, NY. All benefits are payable at our home office in New York, NY. Any questions about this certificate or inquiries about our service should be directed to us at our address:

                                      CREF
                                730 Third Avenue
                               New York, NY 10017